SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                               September 29, 1998

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                           04-2209186
(State or other               (Commission                    (I.R.S. Employer
jurisdiction of               File Number)                Identification Number)
incorporation or
organization)



81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                           02454-9046
(Address of principal executive offices)                         (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)


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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Electron Corporation's annual report on Form 10-K, as amended, for the year ended January 3, 1998. These include risks and uncertainties relating to: Thermo
Electron   Corporation's  spinout  and  acquisition   strategies,   competition,
international operations, technological change, possible changes in governmental regulations, regulatory approval requirements, capital spending and government funding policies, dependence on intellectual property rights, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On September 29, 1998, Thermo Electron Corporation ("Thermo Electron") issued a press release announcing that it will incur approximately $53 million of pretax restructuring and other charges in the third quarter, ending October 3, 1998. These charges will reduce third quarter 1998 diluted earnings per share by approximately $.17. Thermo Electron estimates that these actions will result in 1999 operating savings totaling approximately $30 million. The charges will be recorded by the following public subsidiaries of Thermo Electron:

            1. Thermo Instrument Systems Inc. - a total of approximately $28 million in charges affecting seven of its subsidiaries, primarily for severance expenses incurred with a reduction in Thermo Instrument's overall workforce by approximately seven percent;

            2. ThermoTrex Corporation - approximately $15 million in write-offs at its ThermoLase Corporation subsidiary to close three domestic spas and one spa in France, along with write-offs of certain tax assets, primarily loss carryforwards; and

            3. Thermo TerraTech Inc. - approximately $10 million in write-offs, primarily at its ThermoRetec Corporation subsidiary (formerly Thermo Remediation Inc.) to close two soil-recycling facilities.

      In addition, on September 29, 1998, Thermo Electron issued a press release announcing that it has named Arvin H. Smith president of Thermo Electron, effective immediately.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.



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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 29th day of September, 1998.



                                          THERMO ELECTRON CORPORATION


                                          By:   /s/ Kenneth J. Apicerno
                                                Kenneth J. Apicerno
                                                Treasurer